Federated Short-Intermediate Duration Municipal Trust
Class A Shares
Institutional Shares
Institutional Service Shares

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2009.

1.  In the Section entitled “Securities in Which the Fund Invests” under the heading “Securities Descriptions and Techniques,” please replace the sub-heading “Futures Contracts” and the text under that sub-heading with the following language:

“Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts.  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit.  Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts.  The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security.  The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index.  An index is a statistical composite that measures changes in the value of designated Reference Instruments.  An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price.  Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument.  However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.”

2.  Under the heading entitled, “Temporary Investments,” please delete the first sentence and replace it with the following:

“The Fund may make temporary investments in the following taxable securities (in addition to taxable repurchase agreement investments):”

October 6, 2009

Cusip             313907107
Cusip             313907206
Cusip             313907305
41390 (10-09)